Exhibit 99.2

CHARLES RIVER ASSOCIATES (CRA)
THIRD QUARTER FISCAL YEAR 2022
EARNINGS ANNOUNCEMENT
PREPARED CFO REMARKS
CRA is providing these prepared remarks by CFO Dan Mahoney in combination with its press release. These remarks are offered to provide the investment community with additional information on CRA’s financial results prior to the start of the conference call.
As previously announced, the conference call will be held November 3, 2022 at 10:00 a.m. ET. These prepared remarks will not be read on the call.
Q3 Fiscal 2022 Summary (Quarter ended October 1, 2022)
•Revenue: $148.4 million
•Net income and non-GAAP net income: $11.9 million, or 8.0% of revenue
•Net income per diluted share: $1.63; non-GAAP net income per diluted share: $1.64
•Operating margin: 10.0%; non-GAAP operating margin: 10.1%
•Non-GAAP EBITDA: $19.6 million, or 13.2% of revenue
•Effective tax rate and non-GAAP effective tax rate: 25.3%
•Utilization: 74%
•Consultant headcount at the end of Q3 of fiscal 2022: 911, which consists of 146 officers, 481 other senior staff and 284 junior staff
•Cash and cash equivalents: $24.1 million at October 1, 2022
•Revolving credit facility borrowing capacity: $150.6 million at October 1, 2022

Revenue
For Q3 of fiscal 2022, revenue was $148.4 million, compared with revenue of $136.4 million for Q3 of fiscal 2021.
Headcount
The following table outlines CRA’s consultant headcount at the end of the stated quarters:

	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021
Officers	146	145	146	140	138
Other Senior Staff	481	475	505	477	495
Junior Staff	284	243	227	244	249
Total	911	863	878	861	882

Utilization
For Q3 of fiscal 2022, companywide utilization was 74%, compared with 73% for Q3 fiscal 2021.
Client Reimbursables
For Q3 of fiscal 2022, client reimbursables were $15.0 million, or 10.1% of revenue, compared with $15.7 million, or 11.5% of revenue, for Q3 of fiscal 2021.
Selling, General and Administrative (SG&A) Expenses
For Q3 of fiscal 2022, SG&A expenses were $28.2 million, or 19.0% of revenue, compared with $24.5 million, or 18.0% of revenue, for Q3 of fiscal 2021. Commissions to non-employee experts are included in SG&A expenses. These commissions represented approximately 3.2% of revenue for Q3 of fiscal 2022, compared with 3.2% in Q3 of fiscal 2021. Excluding these commissions, SG&A expenses were 15.8% of revenue for Q3 of fiscal 2022, compared with 14.8% in Q3 of fiscal 2021.

	Fiscal Quarter Ended
$ in 000’s	October 1, 2022	As a % of Revenue	October 2, 2021	As a % of Revenue
SG&A expenses	$28,246	19.0%	$24,490	18.0%
Less: commissions to non-employee experts	4,773	3.2%	4,371	3.2%
SG&A expenses excluding commissions	$23,473	15.8%	$20,119	14.8%
Depreciation & Amortization
For Q3 of fiscal 2022, depreciation and amortization expenses amounted to $3.0 million, or 2.0% of revenue, compared with $3.1 million, or 2.3% of revenue, for Q3 of fiscal 2021.
Forgivable Loan Amortization
For Q3 of fiscal 2022, forgivable loan amortization was $8.8 million, or 6.0% of revenue, compared with $8.5 million, or 6.2% of revenue, for Q3 of fiscal 2021.
Share-Based Compensation Expense
For Q3 of fiscal 2022, share-based compensation expense was approximately $1.5 million, or 1.0% of revenue, compared with $1.0 million, or 0.7% of revenue, for Q3 of fiscal 2021.
Operating Income
For Q3 of fiscal 2022, operating income was $14.9 million, or 10.0% of revenue, compared with operating income of $12.8 million, or 9.4% of revenue, for Q3 of fiscal 2021. Non-GAAP operating income was $14.9 million, or 10.1% of revenue, for Q3 of fiscal 2022, compared with $12.8 million, or 9.4% of revenue, for Q3 of fiscal 2021.

	Fiscal Quarter Ended
$ in 000’s	October 1, 2022	As a % of Revenue	October 2, 2021	As a % of Revenue
Income from operations	$14,894	10.0%	$12,801	9.4%
Adjustments needed to reconcile GAAP income from operations to non-GAAP income from operations:
Acquisition-related costs	30	—%	—	—%
Non-GAAP income from operations	$14,924	10.1%	$12,801	9.4%
Interest Income (Expense), net
For Q3 of fiscal 2022, net interest expense was $0.7 million, or 0.4% of revenue, compared with net interest expense of $0.2 million, or 0.1% of revenue, for Q3 of fiscal 2021.
Foreign Currency Gains (Losses), net
For Q3 of fiscal 2022, net foreign currency gains were $1.7 million, or 1.1% of revenue, compared with net foreign currency gains of $0.2 million, or 0.2% of revenue, for Q3 of fiscal 2021.
Foreign currency gains (losses), net, is comprised of net gains and losses on foreign denominated transactions and the revaluation of working capital balances.
Income Taxes
The following table outlines CRA’s income tax provision recorded and the resulting effective tax rates:

	GAAP		Non-GAAP
	Fiscal Quarter Ended		Fiscal Quarter Ended
$ in 000’s	October 1, 2022	October 2, 2021	October 1, 2022	October 2, 2021
Tax Provision	$4,017	$1,908	$4,025	$1,908
Effective Tax Rate	25.3%	14.8%	25.3%	14.8%

	Fiscal Quarter Ended
$ in 000’s	October 1, 2022	As a % of Revenue	October 2, 2021	As a % of Revenue
Income before provision for income taxes	$15,894	10.7%	$12,853	9.4%
Adjustments needed to reconcile GAAP income before provision for income taxes to non-GAAP income before provision for income taxes
Acquisition-related costs	30	—%	—	—%
Non-GAAP income before provision for income taxes	$15,924	10.7%	$12,853	9.4%

GAAP provision for income taxes	$4,017		$1,908
Tax effect on non-GAAP adjustments	8		—
Non-GAAP provision for income taxes	$4,025		$1,908
Net Income
For Q3 of fiscal 2022, net income was $11.9 million, or 8.0% of revenue, or $1.63 per diluted share, compared with net income of $10.9 million, or 8.0% of revenue, or $1.44 per diluted share, for Q3 of fiscal 2021. Non-GAAP net income for Q3 of fiscal 2022 was $11.9 million, or 8.0% of revenue, or $1.64 per diluted share, compared with $10.9 million, or 8.0% of revenue, or $1.44 per diluted share, for Q3 of fiscal 2021.
Non-GAAP EBITDA
For Q3 of fiscal 2022, non-GAAP EBITDA was $19.6 million, or 13.2% of revenue, compared with $16.2 million, or 11.9% of revenue, for Q3 of fiscal 2021.
Constant Currency Basis
For Q3 of fiscal 2022, revenue was $148.4 million, and net income was $11.9 million, or 8.0% of revenue, or $1.63 per diluted share. On a constant currency basis relative to Q3 of fiscal 2021, Q3 of fiscal 2022 revenue would have been higher by $4.2 million to $152.6 million, GAAP net income would have increased by $0.7 million to $12.6 million, or 8.3% of revenue, and earnings per diluted share would have increased by $0.10 to $1.73 per diluted share.
For Q3 of fiscal 2022, revenue was $148.4 million, and non-GAAP net income was $11.9 million, or 8.0% of revenue, or $1.64 per diluted share. On a constant currency basis relative to Q3 of fiscal 2021, Q3 of fiscal 2022 revenue would have been higher by $4.2 million to $152.6 million, non-GAAP net income would have increased by $0.7 million to $12.6 million, or 8.3% of revenue, non-GAAP earnings per diluted share would have increased by $0.09 to $1.73 per diluted share, and non-GAAP EBITDA would have increased by $0.9 million to $20.5 million, or 13.4% of revenue.
A description of the process for calculating the measures presented on a constant currency basis is contained under the heading “Non-GAAP Financial Measures” below.
Key Balance Sheet Metrics
Billed and unbilled receivables at October 1, 2022 were $208.9 million, compared with $173.8 million at October 2, 2021. Current liabilities at October 1, 2022 were $231.0 million, compared with $182.1 million at October 2, 2021.
Total Days Sales Outstanding, or DSO, for Q3 of fiscal 2022 was 123 days, consisting of 77 days of billed and 46 days of unbilled. This compares with 112 days reported for Q3 of fiscal 2021, consisting of 68 days of billed and 44 days of unbilled.
Cash and Cash Flow
Cash and cash equivalents was $24.1 million at October 1, 2022, compared with $19.7 million at October 2, 2021.
Net cash provided by operating activities for Q3 of fiscal 2022 was $43.8 million, compared with net cash provided by operating activities of $50.1 million for Q3 of fiscal 2021.
As of October 1, 2022, outstanding borrowings under CRA’s revolving credit facility amounted to $45.0 million. At October 2, 2021, outstanding borrowings under CRA’s revolving credit facility amounted to $6.0 million.
Capital expenditures totaled $0.9 million for Q3 of fiscal 2022, compared with $0.6 million for Q3 of fiscal 2021.
CRA repurchased approximately 52,000 shares of its common stock during Q3 of fiscal 2022 for $5.0 million, compared with Q3 of fiscal 2021, when approximately 53,000 shares of common stock were repurchased for $5.0 million.
A quarterly cash dividend of $0.31 per common share, for total dividends and dividend equivalents of $2.2 million was paid in Q3 of fiscal 2022, compared with a quarterly cash dividend of $0.26 per common share, for total dividends and dividend equivalents of $1.9 million paid in Q3 of fiscal 2021.

GAAP Condensed Consolidated Statement of Cash Flows
CRA has derived the condensed consolidated statement of cash flow data for the years ended January 1, 2022 and January 2, 2021 from its audited financial statements appearing on Form 10-K for the fiscal year ended January 1, 2022, filed with the Securities and Exchange Commission on March 3, 2022. The condensed consolidated statement of cash flow data for the first, second, and third quarters of fiscal year 2021 and the first, second, and third quarters of fiscal year 2022 have been derived from CRA’s unaudited financial statements appearing on Form 10-Q for each of the respective fiscal quarters as well as the consolidated statements of cash flows appearing on Form 10-K for the fiscal years ended January 1, 2022 and January 2, 2021 and have been prepared on the same basis as CRA’s audited financial statements.

GAAP Condensed Consolidated Statement of Cash Flows	LTM	Q3	Q2	Q1	Q4
($ in 000’s)	Q3 2022	2022	2022	2022	2021
Net cash provided by (used in) operating activities	$26,780	$43,797	$(16,974)	$(61,838)	$61,795
Net cash used in investing activities	(14,077)	(932)	(267)	(11,985)	(893)
Net cash provided by (used in) financing activities	(4,913)	(32,840)	(10,011)	52,111	(14,173)
Effect of foreign exchange rates on cash and cash equivalents	(3,362)	(1,553)	(829)	(716)	(264)
Net increase (decrease) in cash and cash equivalents	$4,428	$8,472	$(28,081)	$(22,428)	$46,465
Cash and cash equivalents at beginning of period	19,665	15,621	43,702	66,130	19,665
Cash and cash equivalents at end of period	$24,093	$24,093	$15,621	$43,702	$66,130

GAAP Condensed Consolidated Statement of Cash Flows	LTM	Q3	Q2	Q1	Q4
($ in 000’s)	Q3 2021	2021	2021	2021	2020
Net cash provided by (used in) operating activities	$79,218	$50,126	$3,625	$(39,848)	$65,315
Net cash used in investing activities	(3,082)	(560)	(478)	(692)	(1,352)
Net cash provided by (used in) financing activities	(82,378)	(43,428)	(20,857)	26,465	(44,558)
Effect of foreign exchange rates on cash and cash equivalents	1,799	(450)	58	27	2,164
Net increase (decrease) in cash and cash equivalents	$(4,443)	$5,688	$(17,652)	$(14,048)	$21,569
Cash and cash equivalents at beginning of period	24,108	13,977	31,629	45,677	24,108
Cash and cash equivalents at end of period	$19,665	$19,665	$13,977	$31,629	$45,677

Adjusted Net Cash Flows from Operations
Below are the quarterly and last twelve-month reconciliations of GAAP net cash provided by (used in) operating activities for each of the periods presented to non-GAAP adjusted net cash flows from operations. The reconciling items are forgivable loan advances and repayments for each period, which are reported as a component of GAAP net cash provided by (used in) operating activities, along with other non-recurring cash items.

Adjusted Net Cash Flows from Operations	LTM	Q3	Q2	Q1	Q4
($ in 000’s)	Q3 2022	2022	2022	2022	2021
GAAP net cash provided by (used in) operating activities	$26,780	$43,797	$(16,974)	$(61,838)	$61,795
Forgivable loan advances	30,360	3,313	13,354	8,800	4,893
Forgivable loan repayments	(94)	—	(25)	—	(69)
Other non-recurring cash items (1)	233	30	92	111	—
Adjusted net cash flows from operations	$57,279	$47,140	$(3,553)	$(52,927)	$66,619

Net revenue	$580,691	$148,441	$149,102	$148,382	$134,766

GAAP net cash provided by (used in) operating activities as a percentage of net revenue	4.6%	29.5%	(11.4)%	(41.7)%	45.9%
Adjusted net cash flows from operations as a percentage of net revenue	9.9%	31.8%	(2.4)%	(35.7)%	49.4%

Adjusted Net Cash Flows from Operations	LTM	Q3	Q2	Q1	Q4
($ in 000’s)	Q3 2021	2021	2021	2021	2020
GAAP net cash provided by (used in) operating activities	$79,218	$50,126	$3,625	$(39,848)	$65,315
Forgivable loan advances	13,575	5,105	2,380	2,150	3,940
Forgivable loan repayments	—	—	—	—	—
Other non-recurring cash items (1)	10,393	—	—	10,393	—
Adjusted net cash flows from operations	$103,186	$55,231	$6,005	$(27,305)	$69,255

Net revenue	$568,589	$136,412	$148,237	$146,518	$137,422

GAAP net cash provided by (used in) operating activities as a percentage of net revenue	13.9%	36.7%	2.4%	(27.2)%	47.5%
Adjusted net cash flows from operations as a percentage of net revenue	18.1%	40.5%	4.1%	(18.6)%	50.4%
(1) Other non-recurring cash items includes acquisition-related costs in Q1, Q2, and Q3 of fiscal 2022 and a portion of the cash paid to settle a contingent consideration obligation in Q1 of fiscal 2021.
NON-GAAP FINANCIAL MEASURES
In these remarks, CRA has supplemented the presentation of its financial results calculated in accordance with U.S. generally accepted accounting principles or “GAAP” with the following financial measures that were not calculated in accordance with GAAP: non-GAAP net income, non-GAAP net income per share, non-GAAP EBITDA, non-GAAP income from operations, non-GAAP provision for income taxes, SG&A expenses excluding commissions and adjusted net cash flows from operations. CRA believes that these non-GAAP financial measures are important to management and investors because these measures supplement the understanding of CRA’s ongoing operating results, financial condition and cash flows. Non-GAAP adjusted net cash flows from operations is used by management to assess CRA’s ability to fund items such as the acquisition of talent, office expansions, debt repayment and distributions to shareholders. In addition, non-GAAP net income and non-GAAP EBITDA are used by CRA in its budgeting process, and the non-GAAP adjustments described below are made to the performance measures for some of CRA’s performance-based compensation.
CRA defines non-GAAP EBITDA as net income before interest expense (net), income taxes, and depreciation and amortization further adjusted for the impact of certain items that it does not consider indicative of its core operating performance, such as non-cash amounts relating to valuation changes in contingent consideration, acquisition-related costs, and related tax effects. Non-GAAP net income, non-GAAP income from operations and non-GAAP provision for income taxes also exclude non-cash amounts relating to valuation changes in contingent consideration, acquisition-related costs, and related tax effects. The adjustments made to non-GAAP adjusted net cash flows from operations add back forgivable loan issuances, net of repayments, along with other non-recurring cash items. These remarks also present certain current fiscal period financial measures on a “constant currency” basis in order to isolate the effect that foreign currency exchange rate fluctuations can have on CRA’s financial results. These constant currency measures are determined by recalculating the current fiscal period local currency financial measure using the specified corresponding prior fiscal period’s foreign exchange rates.
All of the non-GAAP financial measures referred to above should be considered in conjunction with, and not as a substitute for, the GAAP financial information presented in these remarks. EBITDA and the financial measures identified in these remarks as “non-GAAP” are reconciled to their GAAP comparable measures either in these remarks or in the attached financial tables. In evaluating these non-GAAP financial measures, note that the non-GAAP financial measures used by CRA may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.

CRA INTERNATIONAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE FISCAL QUARTERS AND FISCAL YEAR-TO-DATE PERIODS ENDED
OCTOBER 1, 2022 COMPARED TO OCTOBER 2, 2021
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Fiscal Quarter Ended				Fiscal Year-to-Date Period Ended
	October 1, 2022	As a % of Revenue	October 2, 2021	As a % of Revenue	October 1, 2022	As a % of Revenue	October 2, 2021	As a % of Revenue
Revenues	$148,441	100.0%	$136,412	100.0%	$445,925	100.0%	$431,167	100.0%
Cost of services (exclusive of depreciation and amortization)	102,267	68.9%	95,980	70.4%	309,403	69.4%	306,396	71.1%
Selling, general and administrative expenses	28,246	19.0%	24,490	18.0%	82,026	18.4%	71,740	16.6%
Depreciation and amortization	3,034	2.0%	3,141	2.3%	9,060	2.0%	9,657	2.2%
Income from operations	14,894	10.0%	12,801	9.4%	45,436	10.2%	43,374	10.1%

Interest expense, net	(667)	-0.4%	(183)	-0.1%	(1,343)	-0.3%	(791)	-0.2%
Foreign currency gains (losses), net	1,667	1.1%	235	0.2%	3,566	0.8%	(253)	-0.1%
Income before provision for income taxes	15,894	10.7%	12,853	9.4%	47,659	10.7%	42,330	9.8%
Provision for income taxes	4,017	2.7%	1,908	1.4%	12,713	2.9%	9,318	2.2%
Net income	$11,877	8.0%	$10,945	8.0%	$34,946	7.8%	$33,012	7.7%

Net income per share:
Basic	$1.66		$1.48		$4.81		$4.42
Diluted	$1.63		$1.44		$4.72		$4.31

Weighted average number of shares outstanding:
Basic	7,119		7,375		7,247		7,440
Diluted	7,246		7,560		7,376		7,643

CRA INTERNATIONAL, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
FOR THE FISCAL QUARTERS AND FISCAL YEAR-TO-DATE PERIODS ENDED
OCTOBER 1, 2022 COMPARED TO OCTOBER 2, 2021
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Fiscal Quarter Ended				Fiscal Year-to-Date Period Ended
	October 1, 2022	As a % of Revenue	October 2, 2021	As a % of Revenue	October 1, 2022	As a % of Revenue	October 2, 2021	As a % of Revenue
Revenues	$148,441	100.0%	$136,412	100.0%	$445,925	100.0%	$431,167	100.0%

Net income	$11,877	8.0%	$10,945	8.0%	$34,946	7.8%	$33,012	7.7%
Adjustments needed to reconcile GAAP net income to non-GAAP net income:
Non-cash valuation change in contingent consideration	—	—%	—	—%	—	—%	380	0.1%
Acquisition-related costs	30	—%	—	—%	233	0.1%	—	—%
Tax effect on adjustments	(8)	—%	—	—%	(62)	—%	(103)	—%
Non-GAAP net income	$11,899	8.0%	$10,945	8.0%	$35,117	7.9%	$33,289	7.7%

Non-GAAP net income per share:
Basic	$1.66		$1.48		$4.83		$4.46
Diluted	$1.64		$1.44		$4.75		$4.34

Weighted average number of shares outstanding:
Basic	7,119		7,375		7,247		7,440
Diluted	7,246		7,560		7,376		7,643

CRA INTERNATIONAL, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
FOR THE FISCAL QUARTERS AND FISCAL YEAR-TO-DATE PERIODS ENDED
OCTOBER 1, 2022 COMPARED TO OCTOBER 2, 2021
(IN THOUSANDS)

	Fiscal Quarter Ended				Fiscal Year-to-Date Period Ended
	October 1, 2022	As a % of Revenue	October 2, 2021	As a % of Revenue	October 1, 2022	As a % of Revenue	October 2, 2021	As a % of Revenue
Revenues	$148,441	100.0%	$136,412	100.0%	$445,925	100.0%	$431,167	100.0%

Net income	$11,877	8.0%	$10,945	8.0%	$34,946	7.8%	$33,012	7.7%
Adjustments needed to reconcile GAAP net income to non-GAAP net income:
Non-cash valuation change in contingent consideration	—	—%	—	—%	—	—%	380	0.1%
Acquisition-related costs	30	—%	—	—%	233	0.1%	—	—%
Tax effect on adjustments	(8)	—%	—	—%	(62)	—%	(103)	—%
Non-GAAP net income	$11,899	8.0%	$10,945	8.0%	$35,117	7.9%	$33,289	7.7%
Adjustments needed to reconcile non-GAAP net income to non-GAAP EBITDA:
Interest expense, net	667	0.4%	183	0.1%	1,343	0.3%	791	0.2%
Provision for income taxes	4,025	2.7%	1,908	1.4%	12,775	2.9%	9,421	2.2%
Depreciation and amortization	3,034	2.0%	3,141	2.3%	9,060	2.0%	9,657	2.2%
Non-GAAP EBITDA	$19,625	13.2%	$16,177	11.9%	$58,295	13.1%	$53,158	12.3%

CRA INTERNATIONAL, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS)

	October 1, 2022	January 1, 2022
Assets
Cash and cash equivalents	$24,093	$66,130
Accounts receivable and unbilled services, net	208,850	162,057
Other current assets	24,446	21,160
Total current assets	257,389	249,347

Property and equipment, net	46,967	53,612
Goodwill and intangible assets, net	96,504	93,117
Right-of-use assets	98,425	110,475
Other assets	54,994	48,809
Total assets	$554,279	$555,360

Liabilities and Shareholders’ Equity
Accounts payable	$26,387	$23,511
Accrued expenses	132,641	156,314
Current portion of lease liabilities	15,478	14,337
Revolving line of credit	45,000	—
Other current liabilities	11,531	18,924
Total current liabilities	231,037	213,086
Non-current portion of lease liabilities	108,936	124,464
Other non-current liabilities	13,631	11,976
Total liabilities	353,604	349,526

Total shareholders’ equity	200,675	205,834
Total liabilities and shareholders’ equity	$554,279	$555,360

CRA INTERNATIONAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS)

	Fiscal Year-to-Date Period Ended
	October 1, 2022	October 2, 2021
Operating activities:
Net income	$34,946	$33,012
Adjustments to reconcile net income to net cash provided by (used in) operating activities, net of effect of acquired business:
Non-cash items, net	21,723	20,665
Accounts receivable and unbilled services	(48,853)	(22,041)
Working capital items, net	(42,831)	(17,733)
Net cash provided by (used in) operating activities	(35,015)	13,903

Investing activities:
Purchases of property and equipment, net	(2,999)	(1,730)
Consideration paid for acquisition, net	(10,185)	—
Net cash used in investing activities	(13,184)	(1,730)

Financing activities:
Issuance of common stock, principally stock options exercises	760	5,005
Borrowings under revolving line of credit	124,000	72,000
Repayments under revolving line of credit	(79,000)	(66,000)
Payments for debt issuance costs	(1,008)	—
Tax withholding payments reimbursed by shares	(1,002)	(588)
Cash paid for contingent consideration	—	(2,357)
Cash dividends paid	(6,860)	(5,903)
Repurchase of common stock	(27,630)	(39,977)
Net cash provided by (used in) financing activities	9,260	(37,820)

Effect of foreign exchange rates on cash and cash equivalents	(3,098)	(365)

Net decrease in cash and cash equivalents	(42,037)	(26,012)
Cash and cash equivalents at beginning of period	66,130	45,677
Cash and cash equivalents at end of period	$24,093	$19,665

Noncash investing and financing activities:
Increase (decrease) in accounts payable and accrued expenses for property and equipment	$(201)	$(7)
Right-of-use assets obtained in exchange for lease obligations	$2,146	$1,751
Restricted common stock issued for contingent consideration	$—	$2,250
Supplemental cash flow information:
Cash paid for taxes	$11,407	$12,484
Cash paid for interest	$1,026	$528
Cash paid for amounts included in operating lease liabilities	$15,864	$15,556